Filed pursuant to Rule 497

SUPPLEMENT DATED JANUARY 11, 2016
TO THE PROSPECTUSES

FOR THE

INCAPITAL UNIT TRUSTS

Incapital Holdings LLC and Incapital Asset Management LLC (together with their affiliates, “Incapital”) have entered into an asset purchase agreement with Nuveen Securities, LLC and Nuveen Investments, Inc. (together with their affiliates, “Nuveen”) pursuant to which Nuveen will acquire the unit investment trust business of Incapital (the “Transaction”). The Transaction is expected to close on or about April 18, 2016 (the “Closing”). Prior to the Closing, Incapital LLC will continue to serve as sponsor and depositor for your Trust, and Incapital Asset Management LLC will continue to serve as evaluator and supervisor for your Trust. Subsequent to the Closing, Nuveen will serve as sponsor and depositor, as well as evaluator and supervisor, for your Trust.

Please keep for future reference.